Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
18.
COMMITMENT AND CONTINGENCIES

Commitment for cloud services

Future minimum payments under non-cancelable agreements for cloud services consist of the following as of December 31, 2024.

	Total	Less than 1 Year	1-3 Years	More than 3 Years
Purchase obligations	138,067	72,028	66,039	-

Capital commitment

As of December 31, 2024, commitments for the purchase of fixed assets are immaterial.

Litigation and investigation

The Staff of the Division of Enforcement of the SEC conducted an investigation relating to the Group’s disclosures for fiscal year 2015 regarding its relationship with one of its advertising business partners. The SEC investigation also relates to Rule 10b5-1 trading plans entered into by certain current and former officers and directors of the Group and sales of the Group’s ADS under those plans in 2015 and 2016. On September 21, 2022, the Group’s Chairman of the Board and Chief Executive Officer, Mr. Sheng Fu, reached a resolution with the SEC, the Group were not a party to the settlement. The SEC investigation is now closed, the Group has been informed that SEC had concluded its investigation with respect to the Group and did not intend to recommend an enforcement action.

Except for the investigation mentioned above, the Group is involved in several proceedings as of December 31, 2024. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. As of December 31, 2023 and 2024, the Group had not identified any litigation and investigation as material, and no material liabilities were recorded in this regard.